Related Party Transactions	4 Months Ended
Sep. 30, 2018
Successor [Member]
Related Party Transactions

17.	Related party transactions

Mubadarah

GES leases office space in a building it owns to Mubadarah Investment LLC (“Mubadarah”) along with other Mubadarah group entities. GES charges rental income to these group entities for the occupation of office space, based on usage. Rental income charged by GES to Mubadarah group entities amounted to $43 thousand and $57 thousand in the Successor Quarter and Successor Period, respectively. The outstanding balance of payables to Mubadarah was $0.1 million at September 30, 2018. Mubadarah is owned by Hilal Al Busaidy and Yasser Al Barami, and, collectively with Mubadarah, own 22% of the Company.

Heavy Equipment Manufacturing & Trading LLC (“HEMT”)

HEMT is 99% owned by Tasneea Oil & Gas Technology LLC (“Tasneea”), which is 80% owned by Mubadarah and 20% owned by GES, and 1% owned by Hilal Al Busaidy. HEMT is engaged by various subsidiaries of GES for services such as fabrication, manufacturing and maintenance of tools and equipment. HEMT has charged GES amounts of $0.4 million and $0.5 million in the Successor Quarter and Successor Period ended September 30, 2018, respectively in relation to these services.

Esnaad Solutions LLC (“Esnaad”)

Esnaad is 99% owned by Mubadarah and is a supply chain company involved in the sourcing and procurement of products for the oil and gas industry. Charges totaling $0.8 million and $1.4 million were recorded in the Successor Quarter and Successor Period, respectively, against the purchase of chemicals, drilling fluids, materials and supplies.

Key Management and Founders

Hilal Al Busaidy and Yasser Al Barami are both founding shareholders of GES. Certain shares owned by them were converted into NESR shares as part of the Business Combination. GES has made advances to these former members of GES management prior to the Business Combination. The cumulative advances outstanding as at September 30, 2018 were $1.9 million.